UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  May 31, 2014

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands  KY1-1104
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 1, 2014, Theravance Biopharma, Inc. (“Theravance Biopharma” or “we”) entered into a separation and distribution agreement with Theravance, Inc. (“Theravance”) (the “Separation Agreement”) pursuant to which Theravance transferred its research and development operations to Theravance Biopharma and agreed to distribute 100% of the outstanding shares of Theravance Biopharma to Theravance’s stockholders (the “Spin-Off”).  The Spin-Off occurred on June 2, 2014, the payment date for the dividend of 32,260,105 ordinary shares of Theravance Biopharma to Theravance’s stockholders. As a result of the Spin-Off, Theravance Biopharma is now an independent public company trading under the symbol “TBPH” on the Nasdaq Global Market.

The Separation Agreement provides, among other things, for the principal corporate transactions that effected the Spin-Off and certain other agreements governing Theravance Biopharma’s relationship with Theravance after the Spin-Off.  The Separation Agreement identifies the assets transferred, liabilities assumed and contracts assigned to Theravance Biopharma as part of the Spin-Off, and describes when and how these transfers, assumptions and assignments occur.  Pursuant to the Separation Agreement, Theravance made an initial payment to Theravance Biopharma of $393.0 million in cash, cash equivalents and marketable securities.  In addition, Theravance will make an additional cash contribution to Theravance Biopharma following the companies’ agreement on the amount of current liabilities assumed by Theravance Biopharma related to accrued nondiscretionary cash bonus expenses, accrued clinical and development expenses, and accrued sales and marketing expenses, which additional payment is expected to be made in late June or early July.  A copy of the Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In connection with the Spin-Off and in addition to the Separation Agreement, Theravance Biopharma entered into various agreements with Theravance to provide a framework for Theravance Biopharma’s relationship with Theravance after the Spin-Off, including the following agreements:

•      Transition Services Agreement between Theravance and Theravance Biopharma dated June 2, 2014, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference;

•      Tax Matters Agreement between Theravance and Theravance Biopharma dated June 2, 2014, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference;

•      Employee Matters Agreement between Theravance and Theravance Biopharma dated June 1, 2014, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference; and

•      Theravance Respiratory Company, LLC Limited Liability Company Agreement between Theravance and Theravance Biopharma dated May 31, 2014, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

A summary of these agreements can be found in Theravance Biopharma’s information statement (the “Information Statement”), which was filed as Exhibit 99.1 to Amendment No. 6 to the Registration Statement on Form 10 filed by Theravance Biopharma with the Securities and Exchange Commission on May 7, 2014, under the section entitled “Our Relationship with Theravance, Inc. after the Spin Off.”  These summaries are incorporated by reference into this Item 1.01 as if restated in full and are also qualified by reference to Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto.

In addition, on June 1, 2014, Theravance Biopharma assigned its interests in Theravance Respiratory Company, LLC to Theravance Biopharma R&D, Inc., a wholly-owned subsidiary of Theravance Biopharma.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2014, immediately after the Spin-Off, Michael G. Atieh, Eran Broshy and Dean J. Mitchell (collectively, the “New Directors”) became members of the Board of Directors of Theravance Biopharma.  Mr. Atieh will serve on the Audit Committee of the Board.  The Theravance Biopharma Board of Directors has determined that each of the New Directors is independent within the meaning of the independent director standards of the Securities and Exchange Commission and Nasdaq Stock Market.

In connection with their appointment to the Board, each of the New Directors will be entitled to receive cash and equity compensation consistent with that of Theravance Biopharma’s other non-employee directors. Each New Director will be paid an annual retainer of $50,000 as well as $1,000 for each Board and committee meeting attended ($500 for scheduled in-person meetings that a Board member attends by video or telephone conference). In addition, if any New Director is named the chairperson of a committee of the Board, he will be paid the additional compensation described in the Information Statement. On June 3, 2014, the New Directors will each be granted an initial nonstatutory share option covering 12,000 ordinary shares. These initial option grants will vest monthly over the director’s first three years of service.  In addition, also on June 3, 2014, each New Director will be granted an annual nonstatutory share option covering 12,000 ordinary shares. These annual option grants will vest monthly over the twelve month period of service following the date of grant and will become fully vested on the date of the first regular annual meeting of Theravance Biopharma’s shareholders if the director remains in continuous service on such date. In addition, all equity awards to the New Directors will vest in full if we are subject to a change in control or the New Director dies while in service. Each share option will have an exercise price equal to the fair market value of our ordinary shares on the date of grant, a term of up to ten years and will remain exercisable for three years following termination of a director’s service other than for cause.

Item 8.01 Other Events

On June 2, 2014, Theravance and Theravance Biopharma issued a joint press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Form 8-K contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Examples of such statements include the statement relating to the expected timing of the payment of additional cash amounts to us by Theravance. Forward-looking statements are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause our actual results to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to the disruption of our operations during the transition period following the Spin-Off, including the diversion of our management’s and employees’ attention, adverse impacts upon the progress of our discovery and development efforts, disruption of our relationships with collaborators and increased employee turnover, and difficulties or delays in reaching agreement with Theravance on the amount of liabilities assumed by us. Other risks affecting us are described under the heading “Risk Factors” contained in our Information Statement filed with the Securities and Exchange Commission (SEC) on May 7, 2014 as Exhibit 99.1 to our Registration Statement on Form 10. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We assume no obligation to update our forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Separation and Distribution Agreement between Theravance and Theravance Biopharma, dated June 1, 2014.
10.2	Transition Services Agreement between Theravance and Theravance Biopharma, dated June 2, 2014.
10.3	Tax Matters Agreement between Theravance and Theravance Biopharma, dated June 2, 2014.
10.4	Employee Matters Agreement between Theravance and Theravance Biopharma, dated June 1, 2014.
10.5	Theravance Respiratory Company, LLC Limited Liability Company Agreement between Theravance and Theravance Biopharma, dated May 31, 2014.
99.1	Press Release dated June 2, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: June 3, 2014	By:	/s/ Rick E Winningham
Rick E Winningham
Chief Executive Officer